UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 4, 2013
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Acquisition of Watermark at Indian Lake Village
On September 24, 2013, Steadfast Income REIT, Inc. (the “Company”), through SIR Cantare, LLC (“SIR Cantare”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 206-unit multifamily residential community located in Hendersonville, Tennessee, commonly known as Watermark at Indian Lake Village (the “Cantare Property”). SIR Cantare acquired the Cantare Property for an aggregate purchase price of $29,000,000, excluding closing costs. SIR Cantare funded the payment of the purchase price for the Cantare Property with proceeds from the Company’s public offering.
The Company has initiated the process to re-name the Cantare Property to Cantare at Indian Lake Village.
Acquisition of Broadstone Ashwood
On September 27, 2013, the Company, through SIR Mansfield Landing, LLC (“SIR Mansfield”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 336-unit multifamily residential community located in Mansfield, Texas, commonly known as Broadstone Ashwood (the “Mansfield Property”). SIR Mansfield acquired the Mansfield Property for an aggregate purchase price of $30,900,000, excluding closing costs. SIR Mansfield financed the payment of the purchase price for the Mansfield Property with a combination of: (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $22,750,000 from PNC Bank, National Association (“PNC”), pursuant to the requirements of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) Capital Markets Execution Program.
The Company has initiated the process to re-name the Mansfield Property to The Landing at Mansfield.
Acquisition of The Heights Apartments
On September 30, 2013, the Company, through SIR Heights, LLC (“SIR Heights”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 504-unit multifamily residential community located in Houston, Texas, commonly known as The Heights Apartments (the “Heights Property”). SIR Heights acquired the Heights Property for an aggregate purchase price of $37,000,000, excluding closing costs. SIR Heights financed the payment of the purchase price for the Heights Property with a combination of: (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $29,014,000 from PNC pursuant to the requirements of the Freddie Mac Capital Markets Execution Program.
On October 4, 2013, the Company distributed a press release announcing the completion of the acquisition of the Cantare Property, Mansfield Property and Heights Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

99.1	Press release, dated October 4, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	October 4, 2013	By:	/s/ Kevin Keating
Kevin Keating
Treasurer

EXHIBIT INDEX

Exhibits    Description

99.1	Press release, dated October 4, 2013